UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 15, 2010

Federal National Mortgage Association
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-50231	52-0883107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3900 Wisconsin Avenue, NW, Washington, District of Columbia		20016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-752-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 15, 2010, Fannie Mae (formally, the Federal National Mortgage Association) received a notice from the New York Stock Exchange (the "NYSE") that we had failed to satisfy one of the NYSE’s standards for continued listing of our common stock. Specifically, the NYSE advised us that we were "below criteria" for the Exchange’s price criteria for common stock because the average closing price of our common stock during a 30 consecutive trading day period was less than $1.00 per share. As a result, the NYSE informed us that we were not in compliance with the NYSE's continued listing criteria under Section 802.01C of the NYSE Listed Company Manual.

On June 16, 2010, we were directed by the Federal Housing Finance Agency ("FHFA"), our conservator, to delist our common and preferred stock from the NYSE and any other U.S. stock exchange where our common and preferred stock is listed. Upon its appointment as conservator, FHFA immediately succeeded to all rights, titles, powers and privileges of Fannie Mae, and of any shareholder, officer or director of the company with respect to the company and its assets. On June 16, 2010, we notified the NYSE and the Chicago Stock Exchange (the "CSE") that we intend to withdraw our common and preferred stock from listing.

On June 16, 2010, we issued a news release announcing our intent to delist our common and preferred stock. The news release, a copy of which is attached as Exhibit 99.1 to this report, is incorporated by reference into this report.

Pursuant to FHFA's direction and in accordance with Rule 12d2-2 under the Securities Exchange Act of 1934, we will file an application on Form 25 with the Securities and Exchange Commission to withdraw the listing of our common and preferred stock from the NYSE and CSE. We anticipate that the delisting of our common and preferred stock from the NYSE and CSE will be effective 10 days after we file the Form 25.

Item 9.01 Financial Statements and Exhibits.

(d) The exhibit index filed herewith is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal National Mortgage Association

June 16, 2010	By:	Michael J. Williams

Name: Michael J. Williams
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	News Release, dated June 16, 2010